Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 2, 2010 by and between China Executive Education Corp., a Nevada corporation (together with its successors and assigns, “EXECUTIVE EDUCATION”), and __________, ID Number ________ (together with its successors and assigns, the “PURCHASER”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended, and Regulation S promulgated thereunder (the “Regulations S”), EXECUTIVE EDUCATION desires to issue and sell to the PURCHASER, and the PURCHASER desires to acquire and purchase from EXECUTIVE EDUCATION, securities of EXECUTIVE EDUCATION as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, EXECUTIVE EDUCATION and the PURCHASER agree as follows:

ARTICLE 1
SALE AND PURCHASE OF SHARES

1.1 Sale and Purchase of Shares. Upon the terms and subject to the conditions set forth herein, EXECUTIVE EDUCATION agrees to sell, and the PURCHASER agrees to purchase  shares (the “Purchased Share”) of common stock, par value $0.001 per share, of EXECUTIVE EDUCATION (the “Common  Stock”) at a price of  US Dollar $2.50 per share, with a purchase price of approximately US Dollar (the “Purchase Price”). The Purchased Share being offered and sold pursuant to this Agreement are sometimes referred to as the Securities (the “Securities”).

1.2 Closing. Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the closing shall take place at such time as mutually agreeable by EXECUTIVE EDUCATION and the PURCHASER (the “Closing”). At or before the Closing, the PURCHASER shall deliver to EXECUTIVE EDUCATION [through a designated transfer agent] via wire transfer or a certified check of immediately available funds equal to the Purchase Price and EXECUTIVE EDUCATION, upon receipt of the closing deliverables set forth in Section 1.3(a) (iv) and (v), shall deliver to PURCHASER the items set forth in Section 1.3(b) (iv) and (v) issuable at the Closing. The Closing shall occur remotely via exchange of documents and signature pages at 9:00 a.m. eastern standard time on the closing date or at such time and location occur as mutually agreeable by EXECUTIVE EDUCATION and the PURCHASER (the “Closing Date”).

Subject to the closing conditions set forth herein and upon receipt of the Purchase Price, EXECUTIVE EDUCATION shall deliver to the PURCHASER or through a designated transfer agent, a stock certificate evidencing the number of shares of Common Stock purchased and acquired by the PURCHASER.

1.3 Closing Conditions.

(a)  The obligations of EXECUTIVE EDUCATION hereunder in connection with the Closing are subject to the following conditions being met:

(i)     the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the PURCHASER contained herein;

(ii)    no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement;

(iii)   all obligations, covenants and agreements of the PURCHASER required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iv)   the delivery by the PURCHASER of the duly executed Agreement; and

(v)    the delivery by the PURCHASER of the Purchase Price.

(b)  The respective obligations of the PURCHASER hereunder in connection with the Closing are subject to the following conditions being met:

(i)     the accuracy in all material respects when made and on the Closing Date of the representations and warranties (except for representations and warranties that speak as of a specific date, which shall be accurate in all material respects as of such specified date) of EXECUTIVE EDUCATION contained herein;

(ii)     no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement;

(iii)   all obligations, covenants and agreements of EXECUTIVE EDUCATION required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iv)   the delivery by EXECUTIVE EDUCATION of the duly executed Agreement;

(v)    the delivery by EXECUTIVE EDUCATION of the stock certificate evidencing the number of shares of Common Stocks duly issued; and

(vi)   from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the United States Securities and Exchange Commission or EXECUTIVE EDUCATION’s principal trading market, the OTC Bulletin Board (the “Trading Market”) (except for any suspension of trading of limited duration agreed to by EXECUTIVE EDUCATION, which suspension shall be terminated prior to the Closing).

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1  Representations and Warranties of EXECUTIVE EDUCATION. EXECUTIVE EDUCATION hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the PURCHASER as follows:

(a)  Organization and Qualification. EXECUTIVE EDUCATION is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)  Authorization and Enforcement. EXECUTIVE EDUCATION has the requisite corporate power and authority to enter into and to consummate the transaction contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by EXECUTIVE EDUCATION and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of EXECUTIVE EDUCATION and no further action is required by EXECUTIVE EDUCATION, its board of directors or its stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by EXECUTIVE EDUCATION and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of EXECUTIVE EDUCATION enforceable against EXECUTIVE EDUCATION in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)  Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by EXECUTIVE EDUCATION, except where the failure to be authorized, issued or in compliance with applicable securities laws could not reasonably be expected to result in a material adverse effect.

2.2  Representations and Warranties of the PURCHASER. The PURCHASER hereby represents and warrants as of the date hereof and as of the Closing Date to EXECUTIVE EDUCATION as follows:

(a)  Organization and Authority. The PURCHASER is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full right, corporate or partnership power and authority to enter into and to consummate the transaction contemplated by this Agreement and otherwise to carry out its obligations hereunder, or, if the PURCHASER is an individual, he/she has full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions. The execution and delivery of this Agreement and performance by the PURCHASER of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the PURCHASER. This Agreement has been duly executed by the PURCHASER, and when delivered by the PURCHASER in accordance with the terms hereof, will constitute the valid and binding obligation of the PURCHASER, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Corporate Information. EXECUTIVE EDUCATION has made available to the PURCHASER all documents and information relating to an investment in EXECUTIVE EDUCATION as the PURCHASER has requested, and the PURCHASER has had the opportunity to ask questions of, and receive answers from, EXECUTIVE EDUCATION relating to its purchase and acquisition of the Securities.

(c)  Non Reliance by the PURCHASER. The PURCHASER has conducted its own due diligence in making a decision to purchase and acquire the Securities. In evaluating the suitability of an investment in EXECUTIVE EDUCATION, the PURCHASER has not relied upon any representations or other information (whether oral or written) from EXECUTIVE EDUCATION or any other person or entity acting as an agent for EXECUTIVE EDUCATION in connection with the purchase of the Purchased Share other than the representations of EXECUTIVE EDUCATION provided in Section 2.1.  With respect to tax and other economic considerations involved in this investment, the PURCHASER has not relied on EXECUTIVE EDUCATION or any other person or entity acting as an agent for EXECUTIVE EDUCATION.

(d)  Correctness of Representations and Information. The PURCHASER represents that the representations and warranties of this Section 2.2 are true and correct as of the date hereof and, unless the PURCHASER otherwise notifies EXECUTIVE EDUCATION prior to the Closing Date, shall be true and correct as of the Closing Date.

(e)  Regulation S Representation. The PURCHASER represents that it as an entity that is not a U.S. Person, as such term is defined in Rule 902(k) of Regulation S, in an offshore transaction, as such term is defined in Rule 902(h) of Regulation S, or, if the PURCHASER is an individual, he/she is a non-U.S. citizen and has permanent residence outside of the United States.  The Securities are being offered and sold in reliance on an exemption from registration under the Securities Act pursuant to Regulation S.

ARTICLE 3
MISCELLANEOUS

3.1  Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

3.2  Entire Agreement. This Agreement, together with the exhibits and schedules hereto, if any, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement.

3.3  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page(s) attached hereto prior to 5:30 p.m. (eastern standard time) on a trading day on which the Trading Market is open for trading (the “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page(s) attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (eastern standard time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.

3.4  Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by EXECUTIVE EDUCATION and the PURCHASER, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

3.5  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. EXECUTIVE EDUCATION may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the PURCHASER (other than by merger). The PURCHASER may assign any or all of its rights under this Agreement to any person to whom the PURCHASER assigns or transfers any Securities or its rights to acquire the Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the PURCHASER.

3.6  Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

3.7  Governing Law; Venue; Waiver Of Jury Trail.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCPLES OF CONFLICTS OF LAW THEREOF. EXECUTIVE EDUCATION AND THE PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY EXECUTIVE EDUCATION OR THE PURCHASER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY EXECUTIVE EDUCATION OR THE PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

3.8  Survival. Sections 2.1, 2.2, Sections 3.5, 3.7 and 3.8 shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

3.9  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.10  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.11  Regulation S. This Agreement is being executed by the undersigned outside of the United States and the PURCAHSER is acquiring the Securities in an offshore transaction.  The Securities were not offered to the PURCHASER in the United States, and at the time of execution of this Agreement by the PURCHASER and at the time of any offer to the PURCHASER to purchase the Securities hereunder, the PURCHASER was outside of the United States.

3.12  WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA EXECUTIVE EDUCATION CORP.

By:	/s/ Kaien Liang
Name: Kaien Liang
Title: Chief Executive Officer

PURCHASER:_____ _____ Signature: :/signed/